                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                   -----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           LEAPFROG ENTERPRISES, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)


              Delaware                                   95-4652013
-----------------------------------------      ---------------------------------
      (State of Incorporation or                       (I.R.S. Employer
             Organization)                            Identification no.)

   6401 Hollis Street, Suite 150
       Emeryville, California                             94608-1071
-----------------------------------------      ---------------------------------
    (Address of principal executive                       (Zip code)
               offices)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following. [ ]

Securities Act registration statement number to which this form relates:          333-86898
                                                                                ---------------
                                                                                (if applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

              Title of Each Class to                       Name of Each Exchange on Which
                 be so Registered                           Each Class is to be Registered
                 ----------------                           ------------------------------
     Class A Common Stock, par value $0.0001 per share          New York Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act:


                                  None
--------------------------------------------------------------------------------
                            (Title of class)


                                       1.
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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

      The description of the Class A common stock, par value $0.0001 per share (the "Class A Common Stock"), of the Registrant under the heading "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (SEC File No. 333-86898)(the "Registration Statement"), initially filed with the Securities and Exchange Commission on April 24, 2002, as subsequently amended by any amendments to the Registration Statement and by any form of prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, in connection with the Registration Statement, is incorporated herein by reference.

ITEM 2. EXHIBITS.

      Not Applicable.


                                       2.
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SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  July 16, 2002                LEAPFROG ENTERPRISES, INC.
                                    ------------------------------------------
                                    (Registrant)


                                    By:  /s/ Michael C. Wood
                                         --------------------------------------
                                         Michael C. Wood
                                         Chief Executive Officer and President


                                       3.